Exhibit 31.4 Principal Financial Officer - Section 302 Certification

Certification of

Principal Financial Officer

Of Taitron Components Incorporated

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, David Vanderhorst, certify that:

1.	I have reviewed this Annual Report on Form 10-K of Taitron Components Incorporated;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 18, 2025
	By:	/s/ David Vanderhorst
David Vanderhorst
Chief Financial Officer
(Principal Financial Officer)